BLACKROCK MUNICIPAL BOND FUND, INC.
BlackRock National Municipal Fund
(the “Fund”)

     Supplement dated October 1, 2015 to the Statement of Additional Information of the Fund, dated October 28, 2014

Effective as of October 1, 2015, BlackRock Advisors, LLC (“BlackRock”) has agreed contractually to reduce the management fee payable by the Fund to BlackRock, the Fund’s investment manager. Due to certain expense caps, the management fee reduction may not result in a decrease of total annual fund operating expenses after fee waivers and/or reimbursements.

Accordingly, the Fund’s Statement of Additional Information is amended as follows:

The first table in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

	Management Fee Rate
	National	Short-Term
Aggregate of average daily net assets of the two combined Funds	Fund	Fund
Not exceeding $250 million	0.450%	0.400%
In excess of $250 million but not exceeding $400 million	0.425%	0.375%
In excess of $400 million but not exceeding $550 million	0.425%	0.350%
In excess of $550 million	0.425%	0.325%

The following disclosure is added immediately before the second paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements”:

Prior to October 1, 2015, the maximum annual management fees payable to BlackRock by the Corporation, on behalf of the National Fund and the Short-Term Fund, were calculated as follows:

	Management Fee Rate
	National	Short-Term
Aggregate of average daily net assets of the two combined Funds	Fund	Fund
Not exceeding $250 million	0.500%	0.400%
In excess of $250 million but not exceeding $400 million	0.475%	0.375%
In excess of $400 million but not exceeding $550 million	0.475%	0.350%
In excess of $550 million	0.475%	0.325%

Shareholders should retain this Supplement for future reference.

SAI-MBFN-1015SUP